Exhibit 99.2

Charting Our Path to Long-Term Growth and Profitability January 2015

Certain statements on the slides which follow may be forward-looking statements about Christopher & Banks Corporation (the “Company”). Such forward-looking statements involve risks and uncertainties which may cause actual results to differ. These forward-looking statements may be identified by such terms as “will”, “expect”, “believe”, “anticipate”, “outlook”, “target”, “plan”, “initiatives”, “estimated”, “strategy” and similar terms. You are directed to the cautionary statements regarding risks or uncertainties described in the Company’s filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and other SEC filings made since the date of that 10-K report. Participants are cautioned not to place undue reliance on such forward-looking statements, which reflect management’s views only as of January 11, 2015. The Company undertakes no obligation to update or revise the forward-looking statements. 2 Safe Harbor 2

Specialty women's apparel retailer catering to missy, petite, and women customers Currently operate approximately 540 stores in 43 states plus an eCommerce website Target women 45-60 years Avg. household income $70k-$75k 70% work outside of the home Two-thirds married Purchasing behavior Purchases 3.5 times annually (+3% vs. LY*) On average, spends $49 per visit (+5% vs. LY*) Approximately 28% of customers shop multiple sizes (missy, petite, women) Approximately 10% of customers shop across both web and stores, representing 22% of sales About Us and Our Core Customer 3 * On a trailing 12 month basis thru Q314

Our Vision & Mission Vision To be her trusted brand by delivering style and value every day Mission To provide our customer with: style and versatility that reflects who she is, lasting quality and affordable value that she expects, and personalized attention that she deserves 4

5 Uniquely positioned to address niche customers who are largely underserved including the growing petite and plus size customer segments Increasing sales per square foot driven by MPW migration and outlet store expansion Merchandising strategy and inventory discipline centered around driving higher store productivity and gross margin expansion Cost efficiencies led by lowering occupancy and store payroll expenses and SG&A leverage also contributing to operating margin expansion Evolving Omni-Channel strategy - “Customer First” Disciplined investments to drive long-term growth and profitability Investment Highlights 5

Name Title Year Joined CBK Experience LuAnn Via President and CEO 2012 30+ Peter Michielutti EVP, COO and CFO 2012 25+ Monica Dahl SVP, Marketing, Omni-Channel & PR 2004 20+ Lynn Derry SVP, General Merchandise Manager 2014 30+ Luke Komarek SVP, General Counsel 2007 25+ Michelle Rice SVP, Store Operations 2008 20+ Cindy Stemper SVP, Human Resources 2010 25+ Experienced Executive Team 6

Management Team Led Successful Turnaround Sales per square foot rose from $150 to $190 – an improvement of 27% - driven by enhanced merchandising strategy and impactful targeted marketing programs(1) Gross margin went from 24.4% in fiscal 2011 to a projected 36.1% in fiscal 2014; this is attributable to improved sell through, better inventory flow and a disciplined markdown strategy Operating margin went from (17.4%) in fiscal 2011 to a projected +2.9% for fiscal 2014, stemming from cost efficiencies, lower occupancy and payroll costs and SG&A leverage (1) Amounts represent average sales per square foot (“SPSF”) for the 52 weeks ended 1/28/12 and projected SPSF for the 52 weeks ended 1/31/15, respectively. 7

Store Base Migration * FY12R represents 48 weeks ended 1/28/12 ** FY14 counts are projected to year end as of January 8, 2015 815 806 775 686 608 560 518

Christopher & Banks 2000 Braun’s changes name to Christopher & Banks 2009 Peak store count at 548 stores Projected (end of fiscal 2014 173 stores C.J. Banks 2000 First CJ Banks store opens – catering to plus size 2009 Peak store count at 267 stores Projected (end of fiscal 2014 85 stores 9

2009 Dual Brand store opened in Moosic, PA 2013-2014 Tested current MPW format Projected (end of fiscal 2014) 216 stores Future Potential 100% of store base MPW Stores Designed to provide women of all sizes with apparel and accessories that reflect who she is, with value that she can appreciate in a shopping environment that engages her. 10

2010 Opened 1st stores - Kansas Legends and Albertville, MN Projected (end of fiscal 2014) 44 stores Future Potential 100 stores Outlet Stores Offer a full range of sizes including base store merchandise, exclusive made-for-outlet styles and clearance. 11

Consistent Execution of Core Strategies Balanced Merchandise Assortments Maximizing Special Sizes Targeted Messaging and Marketing Compelling & Easy to Shop Store Experience Operational Excellence Strategic Initiatives in Place for Next Stage of Growth Omni-Channel Capabilities = Customer First 12 Migration to MPW (Missy, Petite, Women) Format

13 Capitalize on special size capabilities = women and petite Provide relevant, age-appropriate lifestyle options Wear to work balanced with casual options Easy, complete outfitting options Lifestyle collections Lounge & Sport Soft Dressing Collection Introduce Active Wear Fine-tune basics / fashion basics and “own” key categories Everyday Denim Wrinkle-Resistant Shirts Signature Slimming Pants Balanced Merchandise Assortments 13 Merchandising strategy designed to maximize sales and gross margin

Refine store assortments: By channel (MPW, Outlets, E-Commerce) Tailored and tiered by store Right-size breath vs. depth Expand Accessories categories Consistently deliver on quality Provide attractive opening price points in all categories Continue to offer a well-balanced good / better / best product mix Plan promotional buys to maximize margins 14 Balanced Merchandise Assortments 14

15 Continue investment in direct marketing (direct mail & email) Refine digital marketing strategy Support new store formats with enhanced grand opening events Capitalize on markets where other specialty women’s retailers have exited Continue investments in social media and PR Leverage Customer Relationship Management (CRM) Program Continue to expand Private Label Credit Card Program (launched in April 2012) Strategic Targeted Marketing Programs 15 Marketing programs designed to increase market share through retention of existing customers while capturing new

16 Leverage Customer Relationship Management (CRM) Program Friendship Loyalty Program - 4.3 million members with 2.1 million Active generating 97% of LTM sales as of F3Q14 Increase analytics around customer segments Invest in qualitative & quantitative research Refine FR program in Fall 2015 Continue to expand Private Label Credit Card Program Cardholders represent 26% of active customers Card purchases represent approximately one-third of sales Cardholders spend 160% more than non-card holders annually with more frequent visits and higher transaction value Continue VIP cardholder events & perks In-store payment option - 53% of customers who pay in-store make a same day purchase CRM and PLCC Drive High ROI 16

Enhance Merchandise Presentation Reconfiguring product placement and store layout of missy, petite and women sizes Create destination shoppes by lifestyle and categories Improved visual presentation through updated fixturing and props Maintain Strong Personal Relationships with Our “Friends” Leverage clientelling as key differentiator Maximize seasonal Fashion Events Support grassroots opportunities - women’s conventions, leadership conferences and women’s clubs Continue Upgrading Talent and “Selling with Care” program Align store personnel capabilities with real estate strategy Enhance on-boarding program Refine selling techniques through additional videos and tools 17 Compelling and Easy-to-Shop Store Experience 17 Highly loyal customer base largely attributable to friendly shopping environment and highly engaged sales associates

MPW stores are strategically merchandised to make our missy, women’s and petite customers feel like the stores were tailored for them MPW stores generate greater sales productivity and higher profitability than standalone CB and CJ stores with: Higher sales per square foot Higher gross margin Higher four-wall operating margin Projected to operate 216 MPW stores at the end of fiscal 2014, representing: 87 Collapse/Combine locations 111 Add CJ or CB locations 18 New MPW locations Long term potential - 100% of stores will be in MPW format MPW Format Drives Real Estate Strategy 18

MPW Types New: Open a MPW in a new market or an additional store in an existing market Collapse/Combine (C/C): Combine CB & CJ into 1 of the 2 existing spaces Collapse/Combine Relocation: Combine existing CB & CJ into a NEW store within the same center Add CJ Relocation: There is an existing CB in the center and we relocate to a larger space to create an MPW Conversions: Existing CB store where CJ merchandise can be added 19

MPW Format Drives Real Estate Strategy - Prior Store Format 20

21 MPW Format Drives Real Estate Strategy - Current Store Format

Evolving Omni-Channel Experience “CUSTOMER FIRST” Move from selling via any channel (Multi-Channel) to providing a seamless, consistent and integrated experience across ALL customer touch points (Omni-Channel) store, web, social, mobile, direct mail, email and digital Improved integration of all business aspects Single view of the customer and inventory across the company Involves CRM, POS & Web Platform System Implementations Two-year project – fiscal 2015-2016 Estimated investment of $8M-$10M 22 22

Financial Highlights

3-Year Financial Highlights – First 3 Quarters 24 24 39 Weeks Ended 39 Weeks Ended 39 Weeks Ended November 1, 2014* November 2, 2013* October 27, 2012* Net Sales $320.6 $330.8 $314.3 Gross Margin 37.2% 35.3% 29.2% SG&A as % of sales 29.6% 29.5% 30.0% Operating Income (Loss) $15.4 $9.4 ($11.9) Net Income (Loss) $15.0 $9.0 ($12.0) Diluted EPS $0.40 $0.24 ($0.34) *Dollar amounts are shown in millions except EPS

3-Year Financial Highlights – Annual Results 25 25 52 Weeks Ended 53 Weeks Ended 52 Weeks Ended February 1, 2014** February 2, 2013** January 28, 2012** Net Sales $435.8 $430.3 $436.2 Gross Margin 34.7% 29.4% 23.6% SG&A as % of sales 29.6% 30.0% 32.5% Operating Income (Loss)* $8.9 ($16.0) ($82.1) Net Income (Loss)* $8.7 ($16.1) ($81.4) Diluted EPS $0.23 ($0.45) ($2.29) *For the 53-week period ended February 1, 2013, operating loss included a $5.2 million pre-tax non-cash benefit and net income (loss) included a $5.4 million after-tax, non-cash benefit related to restructuring charges **Dollar amounts are shown in millions except EPS

November 1, 2014 (In millions) (unaudited) February 1, 2014 (In millions) Cash and Investments $43.7 $57.2 Merchandise Inventories 58.8 44.9 Property and Equipment, net 43.0 36.5 Total Assets $162.1 $149.0 Long -Term Debt — — Stockholders’ Equity $103.4 $86.9 Balance Sheet and Cash Flow Summary No outstanding borrowings under revolving credit facility Merchandise inventories – Investment in key basic programs and expanded MPW formats 26

Projected Total Stores and Comp Store Base as of January 31, 2015 27 Type of Store Total # of Stores # of Comp Stores Percentage Christopher & Banks 173 173 100% CJ Banks 85 85 100% MPW 216 48 22% Outlet 44 31 70% Total 518 337 65%

Strategic Plan Remains Intact Committed to Delivering Improved Financial Results Sales growth slower than original 3-year growth plan • Continued mall traffic declines • Acceleration of C/C causes near-term reduction in total sales • MPW performance consistent with expectations • CJ+ stores gaining traction but at a slower rate in the aggregate than anticipated • Outlets exceeding expectations 300-400 bps Gross Margin Expansion • Achieving improved results faster than expected • Approximately 150 bps increase thus far in fiscal 2014 Leverage SG&A • Sales decline has had negative implications 2%-3% Annual Net Square Footage Growth Remains Long-Term Goal • Near-term declines due to accelerated C/C

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